The UBS Funds	Summary Prospectus Supplement

The UBS Funds
Summary Prospectus Supplement

September 14, 2012

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Multi-Asset Income Fund series (the “Fund”) of The UBS Funds dated April 17, 2012, as follows:

Effective as of the close of business on September 14, 2012, David Buckle will no longer serve as a portfolio manager for the Fund.  Therefore, effective as of the close of business on September 14, 2012, all references to Mr. Buckle in the Summary Prospectus are deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-591